INVESTOR PRESENTATION

DECEMBER 2018

Forward Looking Statements

entation and the accompanying oral presentation contain "forward-looking" statements that are based on our management's beliefs and assumptions and on informat available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including informat g our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success o and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain r the potential therapeutic benefits and economic value of our lead product candidate and our other product candidates, potential growth opportunities, financing plans of financing plans, competitive position, industry environment and potential market opportunities.

ooking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, co our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lea pegzilarginase; the progress of patient enrollment and dosing in the Phase 3 PEACE trial, the ability of pegzilarginase to achieve applicable endpoints in the Phase ability for patients who participate in the Phase 3 PEACE trial to participate in a long-term extension study, the safety profile of pegzilarginase in our Phase 3 PEACE for data from the Company's clinical trials of pegzilarginase to support a marketing application, as well as the timing of these events, the potential for preclinical studie e of current or future clinical trials, our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our d maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets andidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties n with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence nufacturers; our ability to develop our own commercial manufacturing facility; the success of competing therapies that are or may become available; our ability to attra scientific or management personnel; our use of the net proceeds from our initial public offering and any future offerings; our ability to identify additional product cand t commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for addition

, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict al ssess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those con rd-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not ults could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that coul ward-looking statements is contained in our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC), and other re C. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our for atements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking s hieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether formation, future developments or otherwise.

t all financial information required in accordance with U.S. generally accepted accounting principles (GAAP). We are reporting "non-GAAP" financial measures for ou le securities. We believe that these "non-GAAP" financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supp on regarding our performance and believe that investors benefit from referring to these "non-GAAP" financial measures in assessing our cash and marketable securiti ootnotes on slides 2 regarding "Non-GAAP" inclusions for cash and marketable securities. The presentation of these non-GAAP financial measures is not intended to ed in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from "non-GA measures used by other companies.

aeglea
BIOTHERAPEUTICS

Clinical-Stage Biotechnology Company that Designs & Develops Innovative Human Enzym Therapeutics for Patients with Rare Genetic Diseases and Cancer

Aeglea BioTherapeutics, Inc. | NASDAQ: AGLE | Austin, Texas

Lead Investigational Program

Pegzilarginase – Phase 3 ARG1-D

Employees	Pipeline[2]
59	Homocystinuria Cystinuria

"Non-GAAP" cash and marketable securities at September 30, 2018

$81.7[1] million (no debt);



Activity
Specificity
Stabilit

1. Includes $17.0 million gross proceeds from equity offering in October 2018
2. Morris AAM et al 2017, Castro Pereira DJ et al 2015

ntroduction to PEACE

zilarginase **E**ffect on **A**rginase Deficiency **C**linical **E**ndpoints

ase 3 Pivotal Trial in ARG1-D

- ARG1-D: a severe disease impacting children w progressively worsening complications leading t severe disabilities and early death
- Single, global pivotal trial to support registration aligned with FDA and EMA feedback
- Endpoints selected to assess improvements meaningful to patients and physicians
  - Primary: plasma arginine reduction
  - Secondary: measures of clinical outcomes will include mobility and adaptive behavior assessments

CE Pivotal Phase 3: Trial Design



24 weeks
Pegzilarginase
(N=20)
Open Label Extension
:1 Randomization
l study participants remain on current
isease management for the duration
of the trial
Pegzilarginase
Placebo
(N=10)

Endpoints

1. Primary – plasma arginine reduction
2. Secondary – measures of mobility, adaptive behavior, safety and PK

E Pivotal Phase 3: Key Design Elements

y Eligibility Criteria

sma arginine greater than 250µM (mean)

ears or older

cit in mobility or adaptive behavior

se

) mg/kg

adjustments in the double-blind treatment period can be made to optimize plasma arginine control for levels outside the range of 50-1

ded, weekly doses can be increased to 0.15 and 0.2 mg/kg or reduced to 0.05mg/kg

ute of Administration

ekly IV infusion

CE Pivotal Phase 3: Primary Endpoint Of Arginine Reduction

Phase 1/2 Part 2 and Open-Label Extension (OLE)



348
166
134
115
9
Part 2 BL
9
Pre-Dose Wk 2-5
9
Pre-Dose Wk 6-8 and F/U
5
OLE Pre-Dose

-Baseline; Wk=Week; F/U=Follow-up

Treatment Guidance

Insights From Phase 1/2 Trial

- Current disease management fails t
plasma arginine levels in ARG1-D p
  - All patients had arginine levels abo
current treatment guidance
recommendations of 200uM at bas
- Pegzilarginase rapidly, safely and
sustainably controls plasma arginine

E Pivotal Phase 3: Secondary Endpoints

nical outcomes measured utilizing validated assessments
obility [2MWT, FMA (comprised of FMS and GFAQ)]
daptive behavior (Vineland)
sponse rate for each individual clinical assessments
tal number of mobility and adaptive behavior responses per patient
oportion of patients with plasma arginine below target guidance of 200µM
fety and pharmacokinetics

Pivotal secondary endpoint analysis using Phase 1/2 data:
Greater than **70%** of patients
could be categorized as clinical responders

ents For Successful Execution of Pivotal Trial for Pegzilarginase in ARG1-

Understanding of ARG1-D and Effects of Pegzilarginase Phase 1/2:

- Repeat dosing markedly reduces plasma arginine levels
- Arginine reduction was accompanied by clinical improvements after only 8 weeks
- Standardized assessments captured clinical benefit

Pivotal Trial Readiness

Global CRO engaged and drug supply complete

Community Engagement

Growing enthusiasm among patients, caregivers and physicians

Patient Finding Momentu

Increased number of identified ARG1-D patients to over 170

ng Confidence in Aeglea's Patient Finding Efforts



100+
Patients
140+
Patients
170+
Patients
April
2018
September
2018
December
2018

United States



50+
Patients

Europe



100+
Patients

Rest of World



20+
Patients

CE: Summary and Next Steps

ACE is a single, global pivotal trial	• Primary endpoint: arginine reduction • Secondary endpoints: clinical outcomes, safety and
ACE is aligned with collaborative ut from FDA and EMA	• 30 patients, randomized 2:1 (pegzilarginase: placeb • 24 weeks dosing period
se 1/2 data demonstrates clinical act	• Lowering of plasma arginine • Analysis shows greater than 70% of patients had improvement in at least one assessment (mobility o adaptive behavior)
ent finding momentum and trial ation underway	• Trial initiation in 2Q2019 • Topline results 1Q2021

ne Building Using A Unique Drug Hunting Approach

uct & get	Indication	Discovery	Phase 1	Phase 2	Pivotal	Status/Milestones
rginase nine	Arginase 1 Deficiency					• ASHG: Phase 1/2 Repeat Dose Data(Oct 20 • Pivotal Study Design (4Q18) ✓ • Pivotal Study Start (2Q19) • Phase 1/2 Repeat Dose Data (1H19) • PEACE Topline Pivotal Data (1Q21)
5100 e/Cystine	Cystinuria					• ASN: Efficacy in Preclinical Disease Model (• Initiate IND-enabling studies (1H19)
4104 ysteine/ cystine	Homocystinuria					• ASHG: Efficacy in Preclinical Disease Mode • Initiate IND-enabling studies (1H19)
earch rams	Undisclosed					
rginase nine	Cutaneous Melanoma, Uveal Melanoma, SCLC - Single Agent Expansion					• Initiate Phase 1 Expansion ✓ • ESMO: Topline Phase 1 Expansion – Safety (Oct 2018) ✓ • Topline Phase 1 Expansion: Safety and Acti
	SCLC – Combination with Checkpoint Inhibitor					• Initiate Phase 1b ✓ • Initiate Phase 2 (1Q19) • Topline Safety and Activity for Phase 1b (1Q
3103 e/Cystine	Cancer Metabolism					
2109 onine	Cancer Metabolism					

Worldwide commercial rights to entire pipeline

✓ = Completed

aeglea

BIOTHERAPEUTICS